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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement (Registration File No. pending) of our report dated April 26, 1994 included in R.P. Scherer Corporation's Form 10-K for the year ended March 31, 1994, and to all references to our Firm included in this Registration Statement.



                              ARTHUR ANDERSEN LLP



Detroit, Michigan,
February 1, 1995.